                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                INSO CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

April 6, 1998

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Inso Corporation, a Delaware corporation, to be held at the John Hancock Conference Center, 40 Trinity Place, Boston, Massachusetts, at 9:00 a.m. on Thursday, May 7, 1998.

    At the Annual Meeting, stockholders will be asked to elect three Class II directors, to consider and vote upon proposals to approve amendments to increase the number of shares of common stock authorized for issuance under Inso's 1993 Stock Purchase Plan, 1996 Stock Incentive Plan and 1996 Non-employee Director Plan, and to ratify the selection of Ernst & Young LLP as Inso's independent auditors.

    It is important that your shares be represented at the Annual Meeting whether or not you are able to attend personally. Please make sure your views are considered by completing, signing and returning the enclosed proxy card promptly.

                                              Sincerely,

                                              /s/ STEVEN R. VANA-PAXHIA
                                              ------------------------------
                                              Steven R. Vana-Paxhia
                                              PRESIDENT AND
                                              CHIEF EXECUTIVE OFFICER

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 7, 1998

    Notice is hereby given that the Annual Meeting of Stockholders of Inso Corporation, a Delaware corporation (the "Company"), will be held at the John Hancock Conference Center, 40 Trinity Place, Boston, Massachusetts, at 9:00 a.m. on Thursday, May 7, 1998, to consider and act on the following matters:

    1. Election of three Class II directors to serve until the Company's 2001 annual meeting of stockholders and until their successors are elected and qualified;

    2. Approval and ratification of an amendment to the Company's 1993 Stock Purchase Plan which would provide that the number of shares authorized to be issued under the 1993 Stock Purchase Plan be increased to 450,000 shares;

    3. Approval and ratification of an amendment to the Company's 1996 Stock Incentive Plan which would provide that the number of shares authorized to be issued under the 1996 Stock Incentive Plan be increased to 5,000,000 shares;

    4. Approval and ratification of an amendment to the Company's 1996 Non-employee Director Plan which would provide that the number of shares authorized to be issued under the 1996 Non-employee Director Plan be increased to 415,000 shares;

    5. Ratification of the selection of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 1998; and

    6. Any other matter that may properly come before the meeting or any postponement or adjournment thereof.

    Stockholders of record at the close of business on April 1, 1998, will be entitled to vote at the Annual Meeting of Stockholders and any postponement or adjournment thereof.

                                          By Order of the Board of Directors,
                                          Bruce G. Hill
                                          SECRETARY
                                          April 6, 1998

                                   IMPORTANT

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. THIS WILL ASSURE REPRESENTATION OF YOUR SHARES AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY, OF COURSE, VOTE YOUR SHARES IN PERSON EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 7, 1998

GENERAL INFORMATION

SOLICITATION AND REVOCATION OF PROXIES

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Inso Corporation, a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at the John Hancock Conference Center, 40 Trinity Place, Boston, Massachusetts, at 9:00 a.m. on Thursday, May 7, 1998, and at any postponement or adjournment thereof (the "Meeting"). The solicitation of proxies by mail may be followed by personal solicitation of certain stockholders by officers or employees of the Company. Any proxy given pursuant to this solicitation may be revoked in writing (including by delivery of a later dated proxy) or in person by notifying the secretary of the meeting, in writing, at any time prior to the voting of the proxy. This Proxy Statement and the accompanying proxy card are being mailed on or about April 6, 1998, to stockholders of record as of the close of business on April 1, 1998 (the "Record Date").

    At the Meeting, the stockholders of the Company will vote (i) to elect three Class II directors to serve until the Company's 2001 annual meeting of stockholders and until their successors are duly elected and qualified, (ii) to approve and ratify an amendment to the Company's 1993 Stock Purchase Plan which would provide that the number of shares authorized to be issued under the 1993 Stock Purchase Plan be increased to 450,000, (iii) to approve and ratify an amendment to the Company's 1996 Stock Incentive Plan which would provide that the number of shares authorized to be issued under the 1996 Stock Incentive Plan be increased to 5,000,000, (iv) to approve and ratify an amendment to the Company's 1996 Non-employee Director Plan which would provide that the number of shares authorized to be issued under the 1996 Non-employee Director Plan be increased to 415,000, (v) to ratify the Board's selection of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 1998, and (vi) to transact such other business as may properly come before the Meeting, as set forth in the preceding Notice of Meeting. If any other business is properly presented for action by the stockholders of the Company at the Meeting, shares represented by proxies received by the Board will be voted in accordance with the judgment of the persons named in the proxy. If the enclosed proxy card is properly executed and returned to the Company, all shares represented thereby will be voted as indicated therein. If a proxy is returned without instructions it will be voted FOR the three nominees named herein, FOR the proposal to approve an amendment to the 1993 Stock Purchase Plan, FOR the proposal to approve an amendment to the 1996 Stock Incentive Plan, FOR the proposal to approve an amendment to the 1996 Non-employee Director Plan and FOR the ratification of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 1998. The expense of solicitation of proxies will be borne by the Company.

    The address of the Company's principal executive offices is 31 St. James Avenue, Boston, Massachusetts 02116-4101, USA, and its telephone number is (617) 753-6500.

VOTING SECURITIES

    On the Record Date, there were 14,741,691 outstanding shares of Common Stock, which is the only class of stock outstanding and therefore entitled to vote at the Meeting. The holders of such shares will be entitled to cast one vote for each share held of record as of the Record Date. On the Record Date, the closing sales price of the Common Stock on the Nasdaq National Market was $19.4375 per share.

    The holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares that abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

    The affirmative vote of the holders of a plurality of the shares of Common Stock voting on the matter is required for the election of directors, the approval of an amendment to the 1993 Stock Purchase Plan, the approval of an amendment to the 1996 Stock Incentive Plan and the approval of an amendment to the 1996 Non-employee Director Plan. The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote is required to ratify the selection of Ernst & Young LLP as the Company's independent auditors.

    Shares that abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter and also will not be counted as shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the shares voting on the matter.

    Abstentions will be treated as shares that are present, or represented, and entitled to vote for purposes of determining the number of shares that are present, or represented, and entitled to vote with respect to any particular matter, but will not be counted as votes in favor of such matter. Accordingly, an abstention with respect to a matter requiring the vote of a certain percentage of the shares present, or represented, and entitled to vote has the same effect as a vote against such matter. Broker non-votes will not be considered as present and entitled to vote with respect to such matter and will thus have no effect on the voting on such matter.

                               SECURITY OWNERSHIP

FIVE PERCENT BENEFICIAL OWNERS

    The following table sets forth information relating to the beneficial ownership of Common Stock by each person known by the Company to own beneficially more than 5% of the Company's Common Stock as of the Record Date:

                                                                           AMOUNT AND NATURE OF
NAME AND ADDRESS                                                                  BENEFICIAL         PERCENT OF
OF BENEFICIAL OWNER                                                             OWNERSHIP(1)       COMMON STOCK
-------------------------------------------------------------------------  ----------------------  --------------

Houghton Mifflin Company.................................................          3,877,600             27.08%
222 Berkeley Street
Boston, MA 02116-3764

Mellon Bank Corporation..................................................          1,155,047(2)           8.02%
One Mellon Bank Ctr
500 Grant Street
Pittsburgh, PA 15258-0001

                                                                           AMOUNT AND NATURE OF
NAME AND ADDRESS                                                                  BENEFICIAL         PERCENT OF
OF BENEFICIAL OWNER                                                             OWNERSHIP(1)       COMMON STOCK
-------------------------------------------------------------------------  ----------------------  --------------
Essex Investment Management Company......................................          1,051,937(3)           7.36%
125 High Street
Boston, MA 02110

Franklin Resources Inc...................................................          1,012,500(4)            7.0%
777 Mariners Island Blvd. 6th Floor
San Mateo, CA 94404

------------------------

(1) Unless otherwise noted, the nature of beneficial ownership is sole voting and investment power. The information herein is based on reports of beneficial ownership on Schedules 13D and 13G delivered to the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Information with respect to Houghton Mifflin was provided by Houghton Mifflin.

(2)  No voting power as to 72,347 shares.

(3)  No voting power as to 344,622 shares.

(4)  Shared power to vote and dispose as to 1,012,500 shares.

MANAGEMENT'S STOCK OWNERSHIP

    The following table sets forth information relating to the beneficial ownership of Common Stock, as of the Record Date, by (i) each director of the Company, (ii) the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") and (iii) the directors and executive officers of the Company as a group:

                                                                         AMOUNT AND NATURE OF
NAME OF                                                                          BENEFICIAL            PERCENT OF
BENEFICIAL OWNER                                                            OWNERSHIP(1)(2)          COMMON STOCK
-----------------------------------------------------------------------  -------------------------  -----------------
J.P. Barger............................................................              78,650                     *
Joseph A. Baute........................................................              42,750                     *
Samuel H. Fuller.......................................................              19,500                     *
John Guttag............................................................              24,500                     *
Stephen O. Jaeger......................................................              46,250                     *
Joanna T. Lau..........................................................              42,250                     *
Ray Shepard............................................................               6,000                     *
Ray Stata..............................................................             155,250                     *
Steven R. Vana-Paxhia..................................................             161,708                     *
William J. Wisneski....................................................              44,250                     *
Robert J. Carroll......................................................              33,195                     *
Kirby A. Mansfield.....................................................              74,636                     *
Michael Melody.........................................................              47,409                     *
Carol A. Mitchell......................................................              14,200                     *
All directors and executive officers as a group (21 persons)...........           1,103,894                  7.53%

------------------------

(*) Less than 1%.

(1) Unless otherwise noted, the nature of beneficial ownership is sole voting and investment power.

(2) Includes shares over which the directors, the Named Executive Officers and all directors and executive officers as a group are deemed to beneficially own by reason of options granted to them which will be exercisable within 60 days of the Record Date, as follows: J.P. Barger-36,250; Joseph A. Baute-36,250; Samuel H. Fuller-17,500; John Guttag-17,500; Stephen O. Jaeger-36,250; Joanna T. Lau-36,250; Ray Shepard-5,000; Ray Stata-36,250; Steven R. Vana-Paxhia-91,526; William J. Wisneski-36,250; Robert J. Carroll-0; Kirby A. Mansfield-63,146; Michael Melody-12,000; Carol A. Mitchell-14,200; and all directors and executive officers as a group-614,518.

ELECTION OF DIRECTORS

    The Company has a classified Board of Directors consisting of four Class I directors, three Class II directors and three Class III directors. The Class I, Class II and Class III directors will serve until the annual meetings of stockholders to be held in 2000, 2001 and 1999, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring.

    The persons named in the enclosed proxy will vote to elect as directors, Steven R. Vana-Paxhia, Stephen O. Jaeger and John Guttag, the three Class II director nominees named below, unless the proxy is marked otherwise. Messrs. Vana-Paxhia, Jaeger and Guttag are currently directors of the Company.

    Each Class II director will be elected to hold office until the 2001 Annual Meeting of Stockholders and until his or her successor is elected and qualified. Each of the nominees has indicated his willingness to serve, if elected; however, if any nominee should be unable to serve, the proxies may be voted for a substitute nominee designated by the Board of Directors, unless the Board of Directors acts to reduce the number of directors.

    In September 1997, Mr. Ray Shepard was designated to serve as a director of the Company by Houghton Mifflin Company ("Houghton Mifflin") under the Formation Agreement. See "Certain Transactions." Mr. Shepard was duly elected by the Board of Directors on September 29, 1997 to serve as a Class I director until the 2000 Annual Meeting of Stockholders.

    For each member of the Board of Directors, including those who are nominees for election as Class II directors, there follows information given by each concerning his or her principal occupation and business experience for the past five years, the names of other publicly held companies of which he or she serves as a director, his or her age and length of service as a director of the Company.

  NOMINEES FOR ELECTION AS
        CLASS II DIRECTORS       AGE      PRINCIPAL OCCUPATION(1)
---------------------------      ---      -------------------------------------------------------------------------------

 Steven R. Vana-Paxhia....           50   Mr. Vana-Paxhia has been President and Chief Executive Officer and a director of the Company since its inception. Mr. Vana-Paxhia was Director of the
                                          Software Division of Houghton Mifflin from November 1990 until March 1994 and was a Vice President of Houghton Mifflin from April 1991 until March 1994. Mr.
                                          Vana-Paxhia is also a director of MathSoft, Inc., a provider of technical calculation, data analysis and communication software tools.

  NOMINEES FOR ELECTION AS
        CLASS II DIRECTORS       AGE      PRINCIPAL OCCUPATION(1)
---------------------------      ---      -------------------------------------------------------------------------------
 Stephen O. Jaeger........           53   Mr. Jaeger has been a director of the Company since its inception. Mr. Jaeger is currently Executive Vice President and Chief Financial Officer and a
                                          director at Clinical Communications Group, Inc. From March 1995 until September
                                          30, 1997, Mr. Jaeger served as Vice President and Chief Financial Officer and
                                          Treasurer of The Perkin-Elmer Corporation. Mr. Jaeger was Chief Financial
                                          Officer of Houghton Mifflin from 1988 until March 1995. Mr. Jaeger was originally designated to serve as a director of the Company by Houghton Mifflin under the Formation Agreement, but is no longer serving as a designee of
                                          Houghton Mifflin. See "Certain Transactions." Mr. Jaeger is also a director of
                                          Strategic Diagnostics, Inc. and Cassell PLC.

 John Guttag..............           48   Dr. Guttag has been a director of the Company since May 1996. Dr. Guttag is currently Associate Department Head for Computer Science of the Electrical
                                          Engineering and Computer Science Department at the Massachusetts Institute of
                                          Technology, where he has been a member of the faculty since 1979. Dr. Guttag is also a director of the Computing Research Association.

        INCUMBENT CLASS I
                DIRECTORS
 (TERMS EXPIRING IN 2000)       AGE      PRINCIPAL OCCUPATION(1)
--------------------------      ---      --------------------------------------------------------------------------------

 Ray Stata...............           63   Mr. Stata has been a director of the Company since March 8, 1994. Mr. Stata has been the Chairman of the Board of Analog Devices, Inc., a manufacturer of hardware components for computer systems, since 1973 and was its President from
                                         1971 until 1991 and its Chief Executive Officer from 1973 until 1996. Mr. Stata is also a director of Open Market, Inc.

 William J. Wisneski.....           51   Mr. Wisneski has been a director of the Company since its inception. Mr.
                                         Wisneski, who is a consultant, served as Executive Vice President, School
                                         Publishing of Houghton Mifflin from August 1992 until August 1997 and has held various other positions with Houghton Mifflin and its subsidiaries since June
                                         1990. Mr. Wisneski was originally designated to serve as a director of the
                                         Company by Houghton Mifflin under the Formation Agreement, but is no longer serving as a designee of Houghton Mifflin. See "Certain Transactions."

        INCUMBENT CLASS I
                DIRECTORS
 (TERMS EXPIRING IN 2000)       AGE      PRINCIPAL OCCUPATION(1)
--------------------------      ---      --------------------------------------------------------------------------------
 Samuel H. Fuller........           51   Dr. Fuller has been a director of the Company since May 1996. Dr. Fuller is currently Vice President, Research and Development, Analog Devices, Inc. Prior
                                         to joining Analog Devices, Inc. in February 1998, Dr. Fuller served as Vice
                                         President, Corporate Technology Strategy and Chief Scientist for Digital
                                         Equipment Corporation. Dr. Fuller has held various other positions with Digital
                                         Equipment Corporation since 1978, and served as its Vice President of Research from 1983 to January, 1996. Dr. Fuller is also a director of Analog Devices,
                                         Inc., and the Corporation for National Research Initiatives.

 Ray Shepard.............           57   Mr. Shepard has been a director of the Company since September 1997. Mr. Shepard has been Deputy Director, School Division of Houghton Mifflin since September
                                         1997. Mr. Shepard has served as Corporate Vice President, School Division of
                                         Houghton Mifflin since 1991. Mr. Shepard is also a director of The Partnership and Boston Partners in Education. Mr. Shepard was designated to serve as a director of the Company by Houghton Mifflin under the Formation Agreement. See
                                         "Certain Transactions."

       INCUMBENT CLASS III
                 DIRECTORS
  (TERMS EXPIRING IN 1999)       AGE      PRINCIPAL OCCUPATION(1)
---------------------------      ---      -------------------------------------------------------------------------------

 J.P. Barger..............           71   Mr. Barger has been a director of the Company since March 8, 1994. Mr. Barger, who is retired, was the Chairman of the Board of Directors of Dynatech
                                          Corporation, a diversified manufacturer, from July 1991 until August 1994 and was its President from 1959 until July 1991 and its Chief Executive Officer from 1987 until January 1993.

 Joseph A. Baute..........           70   Mr. Baute has served as a director of the Company since its inception. Mr.
                                          Baute has been a principal in Baute & Baute, a consulting firm for family businesses, since 1993. Mr. Baute was Chairman and Chief Executive Officer of
                                          Markem Corporation, which provides systems, supplies, and services to mark customers' products, from 1979 until his retirement in June 1993. Mr. Baute is also a director of Houghton Mifflin, Dead River Group, State Street Bank and
                                          Trust Company, Cerion Technologies, Inc., and Metrika Systems Corporation.

 Joanna T. Lau............           39   Ms. Lau has been a director of the Company since March 8, 1994. Ms. Lau has been President and Chairman of the Board of Lau Technologies, Inc., which provides manufacturing services for electronic systems and produces digitized imaging identification systems, since March 1990. Ms. Lau held various management positions with Digital Equipment Corporation and General Electric
                                          Company from 1981 until 1990. Ms. Lau is also a director of FSI, Inc.

------------------------

(1) Each nominee and incumbent director has served as a director since November 10, 1993, the date of the Company's inception, unless otherwise indicated.

    The Board of Directors met six times during 1997. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of which they were members.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors has established four standing committees: the Compensation, Audit, Governance and Technology and Strategy Committees.

THE COMPENSATION COMMITTEE

    The duties of the Compensation Committee are to oversee the compensation programs and policies for the Company, to make recommendations to the Board of Directors regarding the granting of stock options and other equity incentive compensation and to determine the compensation of the directors and executive officers of the Company. The Compensation Committee met three times during 1997. The members of the Compensation Committee are Mr. Stata, Chairman, Mr. Baute and Mr. Wisneski.

THE AUDIT COMMITTEE

    The duty of the Audit Committee, which is composed of non-employee directors, is to review the integrity of the Company's financial statements. The Company's accounting staff and its independent auditors have direct access to the Audit Committee. The Audit Committee also reviews the qualifications of the Company's independent auditors and makes recommendations to the Board of Directors regarding the selection of the independent auditors, the scope of their audit and other services and their fees. The Audit Committee is empowered to investigate any matter concerning the integrity of reported facts, figures, ethical conduct and appropriate disclosure. The Audit Committee met three times during 1997. The members of the Audit Committee are Mr. Jaeger, Chairman, Mr. Barger and Ms. Lau.

THE GOVERNANCE COMMITTEE

    The duties of the Governance Committee are to nominate individuals to serve as directors and to evaluate the overall effectiveness of the Board of Directors and its committees. The Governance Committee met one time during 1997. The members of the Governance Committee are Mr. Baute, Chairman, Mr. Barger and Mr. Stata. The Governance Committee will consider nominees recommended by stockholders of the Company. The names of proposed nominees, along with all other information required by the Company's By-laws, should be forwarded by the time periods for such nominations, to Steven R. Vana-Paxhia, President and Chief Executive Officer, Inso Corporation, 31 St. James Avenue, Boston, Massachusetts 02116-4101, who will submit the names of the nominees to the Governance Committee for consideration.

THE TECHNOLOGY AND STRATEGY COMMITTEE

    The duties of the Technology and Strategy Committee are to review and advise the Board of Directors with respect to development and technical issues and trends in the software industry. The Technology and Strategy Committee met two times during 1997. The members of the Technology and Strategy Committee are Mr. Vana-Paxhia, Chairman, Dr. Fuller, Dr. Guttag and Mr. Shepard.

DIRECTORS' COMPENSATION

    Each director who is not an employee of the Company receives $1,000 for each Board of Directors or committee meeting he or she attends, plus 1,000 shares of Common Stock on an annual basis. Non-employee directors are also reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors and committees on which they serve. In addition, each non-employee director received options to purchase 20,000 shares of Common Stock at the time of the initial public offering of the Common Stock or, if not a director at the time of the initial public offering, upon the commencement of his or her service as a director, and each such director receives options to purchase an additional 5,000 shares of Common Stock on an annual basis thereafter.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Based on its review of the copies of such filings completed in 1997, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in 1997 with the following exceptions: Mr. Joseph A. Baute, a director of the Company, did not file a timely Statement of Changes in Beneficial Ownership of Securities on Form 4 with respect to the purchase of 500 shares of Common Stock in May 1997. Such Form 4 was required to be filed on June 10, 1997, and was filed on July 23, 1997. Patricia A. Michaels, Assistant Vice President and Corporate Controller, did not file a timely Statement of Initial Beneficial Ownership of Securities on Form 3 with respect to Ms. Michaels' acceptance of her position as Corporate Controller of the Company. Such Form 3 was required to be filed on April 11, 1997, and was filed on June 19, 1997.

                             EXECUTIVE COMPENSATION

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Company's executive compensation program is determined by the Compensation Committee of the Board of Directors (the "Compensation Committee"), which is composed of non-employee directors. The Compensation Committee approves the compensation plans for the executive officers of the Company and oversees the general compensation policy of the Company. The Compensation Committee has furnished the following report.

    The goals of the Company's executive compensation program are to attract, motivate and retain talented senior management by providing compensation at competitive levels based on the long-term performance of the Company. The Company's executive compensation program includes base salary, annual cash incentive compensation and long-term equity incentives, primarily awards of restricted stock and stock options under the Company's incentive compensation plans. The Company's executive compensation program is weighted toward long-term equity incentives for the Company's executive officers.

    Base salaries are based on median salaries for similar positions for comparable companies in the computer software industry, as determined by an independent compensation consultant. In general, base salaries are designed to be at or slightly below the comparable-company median, based upon the Compensation Committee's assessment of the relative importance and responsibilities of the position and, in all cases except Mr. Vana-Paxhia's, upon Mr. Vana-Paxhia's recommendation. During 1997, the

Compensation Committee approved increases of three percent to thirty-five percent in the base salaries of executive officers of the Company, including Mr. Vana-Paxhia. Such increases were effective as of April 1, 1997.

    In reviewing Mr. Vana-Paxhia's base salary for 1997, the Compensation Committee reviewed information regarding the salaries of chief executive officers at the comparable companies described above, Mr. Vana-Paxhia's salary for 1996 and Mr. Vana-Paxhia's increased responsibilities at the Company in light of the Company's revenue and product line growth. After review of these factors, the Compensation Committee determined to increase Mr. Vana-Paxhia's salary from $210,000 to $240,000 per year.

    In November 1997, the Compensation Committee awarded Mr. Carroll options to purchase 20,000 shares of Common Stock at $12.25 per share, vesting in 25% annual increments beginning on the second anniversary of the date of grant. The Compensation Committee believes that the Company's policy toward equity grants to executive officers should reflect the Company's performance in relation to the comparable companies considered by the Compensation Committee.

    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to publicly held companies for compensation in excess of $1,000,000 paid to the chief executive officer and the four other most highly compensated executive officers. Compensation based on performance is not subject to this deduction limit, if certain requirements are met. Based on the compensation awarded to Mr. Vana-Paxhia and the other executive officers of the Company, it does not appear that the Section 162(m) limitation will have a significant impact on the Company in the near term. While the Compensation Committee does not currently intend to qualify its annual cash incentive awards as a performance-based plan, it will continue to monitor the impact of Section 162(m) on the Company.

                                          Ray Stata, CHAIRMAN
                                          Joseph A. Baute, MEMBER
                                          William J. Wisneski, MEMBER

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Board of Directors consists of Joseph A. Baute, Ray Stata and William J. Wisneski.

STOCK PERFORMANCE GRAPH

    The line graph below compares the percentage change in cumulative total stockholder return on the Company's Common Stock assuming an investment of $100 on March 1, 1994, the date on which the Common Stock was first publicly traded, with the total cumulative return of the Total Return Index for the Nasdaq Stock Market (US) and the Nasdaq Computer & Data Processing Services Stock index for the period from January 1, 1994, to December 31, 1997. The Common Stock was sold in its initial public offering at a price of $7.50, and the closing sales price of the Common Stock on the Nasdaq National Market on December 31, 1997, was $11.56.

                INSO          NASDAQ STOCK       NASDAQ COMPUTER & DATA
             CORPORATION       MARKET (US)     PROCESSING SERVICES STOCKS
1993               $100              $100                    $100
1994               $234               $98                    $122
1995               $567              $138                    $185
1996               $530              $170                    $227
1997               $154              $209                    $279

                                     [LOGO]

                                                              1993   1994   1995   1996   1997
----------------------------------------------------------------------------------------------
Inso Corporation............................................  100    234    567    530    154
Nasdaq Stock Market (US)....................................  100     98    138    170    209
Nasdaq Computer & Data Processing Services Stocks...........  100    122    185    227    279
----------------------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

    The following table sets forth information with respect to the compensation, for the last three fiscal years, of the Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM COMPENSATION AWARDS
                                                                  ------------------------------------------
                                           ANNUAL COMPENSATION    RESTRICTED   SECURITIES
                                          ----------------------    STOCK      UNDERLYING        ALL OTHER
                                                SALARY    BONUS     AWARDS      OPTIONS         COMPENSATION
NAME AND PRINCIPAL POSITION               YEAR    ($)      ($)       ($)          (#)               ($)
----------------------------------------  ----  -------  -------  ----------   ----------       ------------
Steven R. Vana-Paxhia,                    1997  232,502        0       0        138,000(2)         6,365(1)
President and Chief Executive Officer     1996  200,700  144,235       0         82,500(4)         6,365(1)
                                          1995  169,600  127,103       0        150,000(5)         4,620(1)

Robert J. Carroll,                        1997  165,002        0       0         62,000(2)(3)          0
Vice President, Corporate Development     1996   13,750   57,083       0         52,500(4)             0
                                          1995       --       --      --             --               --

Kirby A. Mansfield,                       1997  165,002        0       0         92,000(2)         6,552(1)
Vice President; Inso Proofing Tools       1996  143,750   77,269       0         55,000(4)         6,365(1)
                                          1995  122,500   68,958       0        100,000(6)         2,964(1)

Michael Melody,                           1997  147,501        0       0         72,000(2)             0
Vice President, Strategic Planning        1996  113,077   54,088       0         90,000(4)             0
and Operations                            1995       --       --      --             --               --

Carol A. Mitchell,                        1997  132,501   35,884       0         54,400(2)         6,784(1)
Vice President and Director of Sales      1996  121,250   56,858       0         25,000(4)         5,549(1)
                                          1995  105,891   19,938       0         43,000(4)             0

------------------------

(1)  Represents matching contributions by the Company to the Company's 401(k)
     Plan.

(2) Granted as a result of an option repricing program under which previously granted options were exchanged for such options on a four-for-five basis ("1997 Option Repricing"). See Ten-Year Option Repricing Table.

(3) Of such option grants, on November 6, 1997 options to purchase 20,000 shares were granted to Mr. Carroll and options to purchase 42,000 shares were granted to Mr. Carroll as the result of the 1997 Option Repricing. See Ten-Year Option Repricing Table.

(4) Disposed of as the result of the 1997 Option Repricing. See Ten-Year Option Repricing Table.

(5) Of such option grants, options to purchase 90,000 shares were disposed of as the result of the 1997 Option Repricing. See Ten-Year Option Repricing Table.

(6) Of such option grants, options to purchase 60,000 shares were disposed of as the result of the 1997 Option Repricing. See Ten-Year Option Repricing Table.

STOCK OPTION GRANTS

    The following table shows information with respect to stock options granted to the Named Executive Officers during the year ended December 31, 1997. The Company granted no stock appreciation rights ("SARs") during 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS
                                ---------------------------------------------------
                                                   % OF                               POTENTIAL REALIZABLE
                                                   TOTAL                                VALUE AT ASSUMED
                                                  OPTIONS                               ANNUAL RATES OF
                                NUMBER OF         GRANTED    EXERCISE                     STOCK PRICE
                                SECURITIES          TO          OR                      APPRECIATION FOR
                                UNDERLYING       EMPLOYEES     BASE                     OPTION TERM (10)
                                 OPTIONS         IN FISCAL     PRICE     EXPIRATION   --------------------
NAME                             GRANTED           YEAR      ($/SHARE)      DATE       5% ($)     10% ($)
------------------------------  ----------       ---------   ---------   ----------   ---------  ---------

Steven R. Vana-Paxhia             72,000(1)(2)     7%         $18.00      10/12/05      111,600    994,641
                                  66,000(1)(3)     6%         $18.00        8/1/06      102,300    865,920

Robert J. Carroll                 20,000(4)        2%         $12.25       11/6/07      146,000    377,400
                                   2,000(1)(5)    .2%         $18.00       7/16/06        3,100     26,240
                                  40,000(1)(6)     4%         $18.00      11/26/06       62,000    524,800

Kirby A. Mansfield                48,000(1)(2)     5%         $18.00      10/12/05       74,400    629,760
                                  44,000(1)(3)     4%         $18.00        8/1/06       68,200    577,280

Michael Melody                    24,000(1)(3)     2%         $18.00        8/1/06       37,200    314,880
                                  48,000(1)(7)     5%         $18.00        4/1/06       74,400    629,760

Carol A. Mitchell                 12,000(1)(2)     1%         $12.00      10/12/05       90,600    229,440
                                  20,000(1)(3)     2%         $12.00        8/1/06      151,000    382,400
                                   6,400(1)(8)    .6%         $12.00        2/7/05       48,320    122,368
                                  16,000(1)(9)     2%         $12.00      11/17/04      120,800    305,920

------------------------

(1) Option was granted as a result of an option repricing program. See Ten-Year Option Repricing Table.

(2)  Options vest 25% 10/12/97, 50% 10/12/98, 75% 10/12/99, 100% 10/12/00.

(3)  Options vest 25% 8/1/98, 50% 8/1/99, 75% 8/1/00, 100% 8/1/01.

(4)  Options vest 25% on 11/6/99, 50% 11/6/00, 75% 11/6/01, 100% 11/6/02.

(5)  Options vest 7/16/2006.

(6)  Options vest 25% 11/26/98, 50% 11/26/99, 75% 11/26/00, 100% 11/26/01.

(7)  Options vest 25% 4/1/98, 50% 4/1/99, 75% 4/1/00, 100% 4/1/01.

(8)  Options vest 50% 2/7/98, 75% 2/7/99, 100% 2/7/00.

(9)  Options vest 50% 1/16/98, 75% 1/16/99, 100% 1/16/00.

(10) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the dates the respective options were granted to their expiration dates.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION TABLE

    The following table shows information with respect to options held as of December 31, 1997 by the Named Executive Officers. No options were exercised by any Named Executive Officer during 1997 and no SARs were held or exercised during 1997.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                                  NUMBER OF
                                                                                  SECURITIES         VALUE OF
                                                                                  UNDERLYING       UNEXERCISED
                                                                                 UNEXERCISED       IN-THE-MONEY
                                                                                  OPTIONS AT        OPTIONS AT
                                                                                    FY-END            FY-END
                                                                               (#)(EXERCISABLE/  ($)(EXERCISABLE/
NAME                                                                            UNEXERCISABLE)   UNEXERCISABLE)(1)
-----------------------------------------------------------------------------  ----------------  ----------------
Steven R. Vana-Paxhia........................................................    91,526/180,000       194,880/0
Robert J. Carroll............................................................          0/62,000             0/0
Kirby A. Mansfield...........................................................    63,146/100,000       129,920/0
Michael Melody...............................................................          0/72,000             0/0
Carol A. Mitchell............................................................      3,000/51,400             0/0

------------------------

(1) Value based on the closing sales price per share $11.56 of the Common Stock on December 31, 1997, less the exercise price.

REPRICING OF OPTIONS

    The following table sets forth certain information concerning options granted to the Company's executive officers that were repriced during the fiscal year ended December 31, 1997.

                           TEN-YEAR OPTION REPRICING

                                                               NUMBER OF                                                LENGTH OF
                                                 NUMBER OF    SECURITIES       MARKET       EXERCISE                 ORIGINAL OPTION
                                                SECURITIES    UNDERLYING      PRICE OF      PRICE OF                      TERM
                                                UNDERLYING      OPTIONS       STOCK AT      STOCK AT        NEW       REMAINING AT
                                                  OPTIONS        AFTER         TIME OF       TIME OF     EXERCISE        DATE OF
NAME                                   DATE     REPRICED(#)  REPRICING(#)   REPRICING($)   REPRICING($)  PRICE($)     REPRICING(1)
-----------------------------------  ---------  -----------  -------------  -------------  -----------  -----------  ---------------
Linda J.Barnes.....................     8/6/97      20,000        16,000      $   12.00     $   28.00    $   12.00             98
                                        8/6/97      16,000        12,800      $   12.00     $   42.75    $   12.00            108
                                        8/6/97      15,000        12,000      $   12.00     $ 16.8125    $   12.00             90

Robert J. Carroll..................     8/6/97       2,500         2,000      $   12.00     $   41.00    $   18.00            107
                                        8/6/97      50,000        40,000      $   12.00     $   37.00    $   18.00            111

Bruce G. Hill......................     8/6/97      55,000        44,000      $   12.00     $   28.00    $   18.00             98
                                        8/6/97      50,000        40,000      $   12.00     $   42.75    $   18.00            108

Kirby A. Mansfield.................     8/6/97      60,000        48,000      $   12.00     $   28.00    $   18.00             98
                                        8/6/97      55,000        44,000      $   12.00     $   42.75    $   18.00            108

Graham Marshall....................     8/6/97      60,000        48,000      $   12.00     $   37.00    $   18.00            111

Sunanda Mathai.....................     8/6/97      40,000        32,000      $   12.00     $   28.00    $   18.00             98
                                        8/6/97      35,000        28,000      $   12.00     $   42.75    $   18.00            108

Michael Melody.....................     8/6/97      30,000        24,000      $   12.00     $   42.75    $   18.00            108
                                        8/6/97      60,000        48,000      $   12.00     $   46.50    $   18.00            104

                                                               NUMBER OF                                                LENGTH OF
                                                 NUMBER OF    SECURITIES       MARKET       EXERCISE                 ORIGINAL OPTION
                                                SECURITIES    UNDERLYING      PRICE OF      PRICE OF                      TERM
                                                UNDERLYING      OPTIONS       STOCK AT      STOCK AT        NEW       REMAINING AT
                                                  OPTIONS        AFTER         TIME OF       TIME OF     EXERCISE        DATE OF
NAME                                   DATE     REPRICED(#)  REPRICING(#)   REPRICING($)   REPRICING($)  PRICE($)     REPRICING(1)
-----------------------------------  ---------  -----------  -------------  -------------  -----------  -----------  ---------------
Patricia A. Michaels...............     8/6/97       7,500         6,000      $   12.00     $   42.75    $   12.00            101
                                        8/6/97       4,000         3,200      $   12.00     $   42.75    $   12.00            108

Carol A. Mitchell..................     8/6/97      15,000        12,000      $   12.00     $   28.00    $   12.00             98
                                        8/6/97      25,000        20,000      $   12.00     $   42.75    $   12.00            108
                                        8/6/97       8,000         6,400      $   12.00     $ 16.8125    $   12.00             91
                                        8/6/97      20,000        16,000      $   12.00     $   17.50    $   12.00             87

Scott D. Norder....................     8/6/97      25,000        20,000      $   12.00     $   28.00    $   18.00             98
                                        8/6/97      40,000        32,000      $   12.00     $   42.75       $18.00            108
                                        8/6/98      20,000        20,000      $   12.00     $   20.40       $20.40             92

Betty J. Savage....................     8/6/97      55,000        44,000      $   12.00     $   28.00    $   18.00             98
                                        8/6/97      50,000        40,000      $   12.00     $   42.75    $   18.00            108

Paul A. Savage.....................     8/6/97      25,000        20,000      $   12.00     $   52.00    $   12.00            109

Steven R. Vana-Paxhia..............     8/6/97      90,000        72,000      $   12.00     $   28.00    $   18.00             98
                                        8/6/97      82,500        66,000      $   12.00     $   42.75    $   18.00            108

------------------------

(1)  Data is presented in terms of months.

COMPENSATION COMMITTEE REPORT ON REPRICING OF OPTIONS

    On August 6, 1997 the Compensation Committee of the Board of Directors approved a plan to offer employees a four-for-five repricing of options granted pursuant to the Company's 1993 and 1996 Stock Incentive Plans (the "Stock Plans").

    Due to a decline in the market value of the Common Stock, certain outstanding options to purchase Common Stock had become exercisable at prices that exceeded the market value of the Common Stock. The Stock Plans' objectives are to retain key employees and to encourage and enable key employees to attain a proprietary interest in the Company. To maintain the Stock Plans' objectives, the Compensation Committee believed that a repricing was appropriate.

    Pursuant to the terms of the repricing, Company employees holding outstanding options to purchase shares of the Company's Common Stock, that had exercise prices ranging from $13.175 to $42.75 ("Existing Options"), were offered an option exchange at a rate of five outstanding shares for four new shares, with an exercise price of either $12.00 (offered to all employees excluding certain executives) or $18.00 (offered solely to certain executives) per share ("New Options.") The $12.00 exercise price reflects the closing price of the Company's Common Stock on August 6, 1997, the effective date of the New Options. The $18.00 exercise price represents 150% of the closing price of the Company's Common Stock on August 6, 1997. The New Options are governed by the same Stock Plan that the Existing Options were governed by, and the vesting schedules of the New Options remain the same as those of the Existing Options.

                                          Ray Stata, CHAIRMAN
                                          Joseph A. Baute, MEMBER
                                          William J. Wisneski, MEMBER

SEVERANCE AGREEMENTS

    The Company has entered into Employee Retention Agreements (the "Retention Agreements") with Mr. Vana-Paxhia, Mr. Carroll, Mr. Mansfield and Mr. Melody. The Agreements expire on December 31, 1998 and will automatically renew for additional one-year terms unless the Company or the executive gives written notice of termination not less than one month prior to the original expiration date or the expiration date of any subsequent renewal term. The Retention Agreements provide that if a change in control occurs, and, within 36 months thereafter the executive's employment is terminated by the Company (other than for cause or by reason of his or her death or disability) or by the executive for Good Reason (as defined in the Retention Agreements), the executive is entitled to receive certain severance benefits, as follows. Upon termination as described above, the Retention Agreements provide that the executive shall receive (i) a lump-sum payment equal to (a) three times the higher of the executive's annual base salary at the time of the change in control or at the time of termination plus (b) one and one half times the higher of the executive's annual target incentive bonus in the year the change in control occurs or in the year of termination and (ii) continuation of insurance benefits for a period of 24 months following the change in control. In addition, under the 1993 Incentive Plan and the 1996 Incentive Plan, options to purchase shares of Common Stock granted and restricted stock awarded under such plans would vest immediately upon a change in control. "Change in control" means that (i) a person other than the Company or Houghton Mifflin (unless a change in control of Houghton Mifflin shall have occurred) becomes (other than as the result of the acquisition of such securities directly from the Company) the beneficial owner of 33-1/3% or more of the combined voting power of the Company, (ii) over any two-year period the members of the Board of Directors at the beginning of such period, and any director nominated or approved by at least two-thirds of such members, cease to constitute a majority of the Board, (iii) the stockholders of the Company approve a merger or consolidation, other than a merger or consolidation (a) in which the voting securities of the Company prior to the transaction represent more than 50% of the voting securities of the surviving entity or (b) effected to implement a recapitalization of the Company in which no person (other than a person holding more than 50% of the Company's then outstanding securities immediately prior to such recapitalization) acquires more than 50% of the voting securities of the Company or (iv) the stockholders of the Company approve a plan of liquidation or a sale of substantially all of the Company's assets.

    To the extent that payments or other benefits to an executive pursuant to the Retention Agreements (together with any other payments or benefits, stock awards received by the executive in connection with a change in control) would result in triggering the provisions of the Sections 280G and 4999 of the Code, the Retention Agreements provides for the payment of an additional amount such that the executive receives, net of excise taxes, the amount he or she would have been entitled to receive in the absence of the excise tax provided in
Section 4999 of the Code.

                              CERTAIN TRANSACTIONS

HOUGHTON MIFFLIN COMPANY

    The Company is a party to various agreements with, and transactions involving, Houghton Mifflin. Amounts incurred under these agreements and transactions totaled $1,234,000 in 1997. Houghton Mifflin is the beneficial owner of approximately 27.08% of the Company's Common Stock. Mr. Baute, a director of the Company, is a director of Houghton Mifflin. Mr. Shepard, a director of the Company, is a Deputy Director and Corporate Vice President of Houghton Mifflin.

LICENSE AGREEMENTS

    The Company is a party to certain agreements with Houghton Mifflin entered into in connection with the initial public offering of the Company's Common Stock. Pursuant to these agreements, licenses to original equipment manufacturers ("OEMs") to materials derived from Houghton Mifflin's published reference products that existed at the time of that offering were transferred to the Company as part of the assets covered by the Formation Agreement between the Company and Houghton Mifflin, subject to the Company's obligation to pay Houghton Mifflin a royalty expressed as a percentage of the Company's revenue from those existing licenses. In addition, the Company and Houghton Mifflin have entered into license agreements that grant the Company rights to develop and sublicense products incorporating certain specified Houghton Mifflin published reference works. In these license agreements, Houghton Mifflin granted the Company rights for a period of five years to distribute and sublicense electronic forms of the American Heritage-Registered Trademark- dictionaries, electronic adaptations of Roget's II: The New Thesaurus, Simpson's Contemporary Quotations and The Dictionary of Cultural Literacy, as well as certain more limited rights to the Information Please-Registered Trademark- almanac series, at defined royalty rates, subject to certain restrictions and certain review and approval rights retained by Houghton Mifflin. In connection with the licenses for these reference works, the Company is obligated to pay Houghton Mifflin a royalty of not less than 15% of revenues received under licenses entered into after January 1, 1994, for the products based on the specified works, with higher rates applying for licenses of data only without technology provided by the Company. This compares with a minimum royalty rate of 10% of license revenues, which applies to OEM licenses that were in effect before January 1, 1994. Royalties to Houghton Mifflin for the year ended December 31, 1997, pursuant to these license agreements totaled $1,234,000. During 1997, the Company transferred rights to the Information Please-Registered Trademark-almanac which the Company had acquired from Houghton Mifflin in 1995.

DIGITAL EQUIPMENT CORPORATION

    During 1997, the Company received approximately $785,312 in net revenues from software licenses to Digital Equipment Corporation. Dr. Samuel Fuller, a director of the Company, served as Vice President, Corporate Technology Strategy and Chief Scientist for Digital Equipment Corporation throughout 1997. Many of the Company's software licenses with Digital Equipment Corporation were in effect prior to Dr. Fuller's association with the Company.

OFFICER LOANS

    The Company presently holds notes receivable for a total of $2,493,733 (the "Notes") from certain of its corporate officers as follows: $329,998.75 to Robert J. Carroll, Vice President, Corporate Development; $199,998.00 to Bruce
G. Hill, Vice President, Business Development, and General Counsel; $149,998.50 to

Graham Marshall, Vice President, Electronic Publishing Solutions; $269,995.25 to Sunanda Mathai, Vice President, Engineering; $299,997.00 to Michael Melody, Vice President, Strategic Planning and Operations; $99,999.00 to Scott D. Norder, Vice President, Dynamic Document Exchange; $99,999.00 to Elaine Ouellette, Vice President, Human Resources; $102,500.00 to Paul A. Savage, Vice President, World-Wide Sales and Services; $205,000.00 to Betty J. Savage, Vice President and Chief Financial Officer; $256,250.00 to Himat Shah, Vice President, General Manager, DynaBase Division; and $479,997.25 to Steven R. Vana-Paxhia, President and Chief Executive Officer (collectively, the "Executive Officers"). The Company provided financing to effect the purchase of an aggregate 243,291 shares of the Company's common stock pursuant to the 1996 Stock Incentive Plan at the fair market value on December 16, 1997, of $10.25 per share. The obligation of each Executive Officer under the Notes are secured by the pledge of 32,195 shares of Common Stock purchased by Robert J. Carroll; 19,512 shares of Common Stock purchased by Bruce G. Hill; 14,634 shares of Common Stock purchased by Graham Marshall; 26,341 shares of Common Stock purchased by Sunanda Mathai; 29,268 shares of Common Stock purchased by Michael Melody; 9,756 shares of Common Stock purchased by Scott D. Norder; 9,756 shares of Common Stock purchased by Elaine Ouellette; 10,000 shares of Common Stock purchased by Paul
A. Savage; 20,000 shares of Common Stock purchased by Betty J. Savage; 25,000 shares of Common Stock purchased by Himat Shah; and 46,829 shares of Common Stock purchased by Steven R. Vana-Paxhia. Interest on such loans accrue at 6.0% per annum until maturity. The principal and interest amounts of such loans is repayable in full upon the earlier of (i) the fifth anniversary of the loan (ii) the date the officer leaves the Company or (iii) if and to the extent that the officer sells the stock.

                   AMENDMENT OF THE 1993 STOCK PURCHASE PLAN

DESCRIPTION OF THE 1993 STOCK PURCHASE PLAN

    In December 1993, the Board of Directors adopted the Company's 1993 Stock Purchase Plan (the "1993 Purchase Plan"), subject to stockholder approval. The 1993 Purchase Plan was approved by stockholders on August 4, 1994. On March 9, 1998 the Board of Directors voted to amend the 1993 Purchase Plan, subject to stockholder approval. The purpose of the 1993 Purchase Plan is to provide eligible employees of the Company with opportunities to purchase shares of the Company's common stock, $0.01 par value (the "Common Stock"). As amended, a total of 450,000 shares has been authorized and reserved for issuance under the 1993 Purchase Plan. Prior to the March 9, 1998 amendment, a total of 200,000 shares was authorized for issuance under the 1993 Purchase Plan. From the initial adoption of the 1993 Purchase Plan through December 31, 1997, the Named Executive Officers of the Company have purchased an aggregate number of shares of Common Stock as follows: 5,050 - Steven R. Vana-Paxhia, President and CEO; 0 -Robert J. Carroll, Vice President, Corporate Development; 276 - Kirby A. Mansfield, Vice President; INSO Proofing Tools; 141 - Michael Melody, Vice President, Strategic Planning and Operations; 303 - Carol A. Mitchell, Vice President and Director of Sales. A total of 15,531 shares have been issued to the current executive officers of the Company as a group and a total of 131,884 shares has been issued to all other participants of the 1993 Purchase Plan since its initial adoption through December 31, 1997. Under the 1993 Purchase Plan, the Board of Directors may authorize participation by eligible employees, including officers, in periodic offerings. The first offering under the 1993 Purchase Plan commenced on the effective date of the Company's initial public offering, March 1, 1994, and concluded on June 30, 1994. As amended, effective January 1, 1999, offerings will begin on June 1 and December 1 of each year (or the first business day thereafter) and conclude on November 30 and May 31, respectively. Prior to amending the Plan, offerings have begun on January 1 and July 1 of each year (or the first business day thereafter) and conclude on each December 31 and June 30, respectively. On April 1, 1998, the last sales price of the Common Stock on the Nasdaq National Market was $19.4375 per share.

    During each offering, the maximum number of shares which may be purchased by a participating employee will be determined on the first day of the offering period pursuant to a formula under which an amount equal to 15% of the employee's projected base pay for the offering period is divided by 85% of the market value of a share of Common Stock on the first day of the offering period. An employee may elect to purchase shares under the 1993 Purchase Plan either through payroll deduction or through direct payment in cash or by certified check. During each offering period, the price at which the employee may purchase the Common Stock is 85% of the last reported sale price of the Common Stock on the Nasdaq National Market on the date that the offering period commences or the date of purchase, whichever is lower.

    The 1993 Purchase Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). All employees who are customarily employed by the Company or a subsidiary of the Company designated by the Committee for more than 20 hours per week for at least five months per calendar year and are employed by the Company on the first day of the applicable offering period are eligible to participate in the 1993 Purchase Plan. No employee may purchase shares pursuant to the 1993 Purchase Plan if after such purchase such employee would own 5% or more of the total combined voting power or value of the stock of the Company.

    In the event of a merger, reorganization, consolidation, or liquidation involving the Company, the Committee has discretion to provide that each right to purchase Common Stock will be assumed or an equivalent right substituted by the successor corporation, or the Committee may shorten the offering period and provide for all sums collected to be applied to purchase stock immediately prior to such merger or other transaction. The Board of Directors has authority to amend or terminate the 1993 Purchase Plan, subject to the limitation that no such action may adversely affect any outstanding rights to purchase Common Stock.

    The price at which shares of Common Stock may be purchased under the 1993 Purchase Plan in respect of the offering period commencing on January 1, 1998, and ending on June 30, 1998 will not be greater than $11.75 per share (85% of last reported sale price of the Common Stock on the Nasdaq National Market on January 2, 1998).

FEDERAL INCOME TAX CONSEQUENCES OF THE 1993 STOCK PURCHASE PLAN

    TAX CONSEQUENCES TO PARTICIPANTS. In general, a participant will not recognize taxable income upon enrolling in the 1993 Purchase Plan or upon purchasing shares of Common Stock at the end of an offering. Instead, if a participant sells Common Stock acquired under the 1993 Purchase Plan at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

    If the participant sells the Common Stock more than one year after acquiring it and more than two years after the date on which the offering commenced (the "Grant Date"), then the participant will be taxed as follows. If the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of:

        (i) fifteen percent of the fair market value of the Common Stock on the Grant Date; and

        (ii) the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock.

Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

    If the participant sells the Common Stock within one year after acquiring it or within two years after the Grant Date (a "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

    TAX CONSEQUENCES TO THE COMPANY. The offering of Common Stock under the 1993 Purchase Plan will have no tax consequences to the Company. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the 1993 Purchase Plan will have any tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

    THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENT TO THE 1993 STOCK PURCHASE PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE 1993 STOCK PURCHASE PLAN.

                   AMENDMENT OF THE 1996 STOCK INCENTIVE PLAN

DESCRIPTION OF THE 1996 STOCK INCENTIVE PLAN

    On March 7, 1996, the Board of Directors voted to adopt, subject to stockholder approval, the 1996 Stock Incentive Plan (the "1996 Incentive Plan"). The 1996 Incentive Plan was approved by stockholders on May 2, 1996. The 1996 Incentive Plan provides for (i) the grant of options intended to qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code, (ii) the grant of options that do not so qualify ("NQSOs"), (iii) direct grants or sales of Common Stock not subject to transfer or other restrictions or conditions ("Unrestricted Stock"), (iv) direct grants or sales of Common Stock subject to transfer or restrictions or conditions determined by the Board of the Directors at the date of grant ("Restricted Stock"), (v) grants of Common Stock subject to attainment of certain performance goals ("Performance Share Awards"), and (vi) grants of stock appreciation rights ("SARs") (collectively, "Awards"). As amended, the 1996 Incentive Plan provides that up to 5,000,000 shares of Common Stock (subject to adjustment as provided in the 1996 Incentive Plan) may be issued pursuant to the 1996 Incentive Plan. Prior to the amendment, a total of 2,000,000 shares was authorized for issuance under the 1996 Incentive Plan. The number of shares of Common Stock which may be subject to Awards in a single year to a single participant under the 1996 Incentive Plan is 300,000. No Award may be made under the 1996 Incentive Plan after March 7, 2006, but Awards previously granted may extend beyond that date. The 1996 Incentive Plan may be terminated prior to that date by the Board of Directors, which has the power to amend or terminate the 1996 Incentive Plan. From the initial adoption of the 1996 Incentive Plan through December 31, 1997, options to purchase an aggregate of shares of Common Stock have been awarded to each of the Named Executive Officers of the Company as follows: 66,000 - Steven R. Vana-Paxhia, President and CEO; 22,500 - Robert J. Carroll, Vice President, Corporate Development; 44,000 - Kirby A. Mansfield, Vice President; INSO Proofing Tools; 24,000 - Michael Melody, Vice President, Strategic Planning and Operation; and 20,000 - Carol A. Mitchell, Vice President and Director of Sales. Options to purchase an aggregate of 275,200 shares of Common Stock have been issued to the current executive officers of the Company as a group and options to purchase an aggregate of 1,669,060 shares of Common Stock have been issued to all other participants of the 1996 Incentive Plan since its initial adoption through December 31, 1997. Shares of Unrestricted Stock were awarded in 1997 to certain executive officers. See Certain Transactions. On April 1, 1998, the last sales price of the Common Stock on the Nasdaq National Market was $19.4375 per share.

    The 1996 Incentive Plan is administered by the Board of Directors of the Company and the Committee. The Board of Directors has the authority to adopt, amend and rescind the rules and regulations relating to the 1996 Incentive Plan and to interpret the provisions of the 1996 Incentive Plan. The Board of Directors has appointed the Committee to administer certain aspects of the 1996 Incentive Plan, including the making of Awards to persons who are subject to the reporting requirements of Section 16(a) of the Exchange Act. No amendments to the 1996 Incentive Plan may be made without stockholder approval if such approval is necessary to comply with Rule 16b-3 promulgated under the Exchange Act or any other tax or regulatory requirement.

    Incentive Options and NQSO's give optionees the right to purchase a specified number of shares of Common Stock at some time in the future at an option exercise price and subject to such terms and conditions as are specified at the time of the grant. The option exercise price of each Incentive Option or NQSO shall be determined by the Committee, but shall not be less than 100% of the fair market value of the shares on the date of grant in the case of Incentive Options and not less than 85% of the fair market value of the shares on the date of grant in the case of NQSO's. No Incentive Option may be granted to any employee who owns, at the date of grant, stock representing in excess of 10% of the combined voting power of all classes of stock of the Company or a parent or a subsidiary unless the exercise price for stock subject to such option is at least 110% of the fair market value of such stock at the time of grant and the option term does not exceed five years. No options may be transferred by the optionee other than by will or the laws of descent or distribution. Each option may be exercised, during the lifetime of the optionee, only by such optionee.

    The term of each option shall be fixed by the Committee and may not exceed ten years from the date of grant in the case of an Incentive Option. The Committee determines at what time or times each option may be exercised and, subject to the provisions of the 1996 Incentive Plan, the period of time, if any, after death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Committee.

    Upon exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Committee or by delivery of shares of Common Stock already owned by the optionee.

    Restricted Stock awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase shares of Restricted Stock in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period for such award. Unrestricted Stock awards are shares of Common Stock issued under the 1996 Incentive Plan without restriction or sold at a price which is not less than 85% of the fair market value of the Common Stock on the date of sale.

    SARs are a right to receive any excess in value of shares of Common Stock over the exercise price awarded to a recipient. Performance Share awards entitle the recipient to receive or acquire shares of Common Stock if specified performance goals are attained.

    The 1996 Incentive Plan also provides that upon a change in control (as defined in the 1996 Incentive Plan), all options and Restricted Stock Awards under the 1996 Incentive Plan shall become exercisable in full, whether or not exercisable in accordance with their terms.

    See "Federal Income Tax Consequences of the 1996 Stock Incentive Plan and 1996 Non-employee Director Plan" below for a description of the federal tax treatment of the 1996 Stock Incentive Plan.

THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN.

                AMENDMENT TO THE 1996 NON-EMPLOYEE DIRECTOR PLAN

DESCRIPTION OF THE 1996 NON-EMPLOYEE DIRECTOR PLAN

    On March 7, 1996, the Board of Directors adopted, subject to stockholder approval, the 1996 Non-employee Director Plan ("1996 Director Plan"), which provides for the automatic grant of NQSOs and awards of Unrestricted Stock to members of the Board of Directors who are not employees of the Company ("Non-employee Directors"). The 1996 Director Plan was approved by stockholders on May 2, 1996. As amended, the 1996 Director Plan provides that up to 415,000 shares of Common Stock may be issued pursuant to the 1996 Director Plan. Prior to the amendment, a total of 250,000 shares was authorized for issuance under the 1996 Director Plan. Upon stockholder approval of the 1996 Director Plan, the provisions of the Company's 1993 Stock Incentive Plan with respect to future grants of NQSOs and awards of Unrestricted Stock to Non-employee Directors were eliminated, and Non-employee Directors are no longer eligible to participate in the Company's 1993 Stock Incentive Plan. From the initial adoption of the 1996 Director Plan through December 31, 1997, options to purchase an aggregate of shares of Common Stock have been awarded to each of the current Non-employee Directors of the Company as follows: 10,000 - J.P. Barger; 10,000 - Joseph A. Baute; 25,000 - Samuel H. Fuller; 25,000 - John Guttag; 10,000 - Stephen O. Jaeger; 10,000 - Joanna T. Lau; 20,000 - Ray Shepard; 10,000 - Ray Stata; 10,000 -William J. Wisneski. From the initial adoption of the 1996 Director Plan through December 31, 1997, 1,000 shares of Common Stock have been awarded to the following Non-employee Directors of the Company: J.P. Barger, Joseph A. Baute, Samuel H. Fuller, John Guttag, Stephen O. Jaeger, Joanna T. Lau, Ray Stata and William J. Wisneski. On April 1, 1998, the last sales price of the Common Stock on the Nasdaq National Market was $19.4375 per share.

    The 1996 Director Plan provides that each Non-employee Director will be (i) granted an NQSO to purchase 20,000 shares of Common Stock at the fair market value on the date that such Non-employee Director first becomes a director of the Company, (ii) granted an NQSO to purchase 5,000 shares of

Common Stock at the fair market value on the date of the Company's annual meeting and (iii) awarded 1,000 shares of Unrestricted Stock on January 27 of each year (or, if such day is not a business day, the next succeeding business day). Non-employee Directors may also elect to receive shares of Unrestricted Stock under the 1996 Director Plan in lieu of director fees, provided that such an election shall not be made more than once every six months. As used in the 1996 Director Plan, "fair market value" means (i) the last reported sales price per share of the Common Stock on the Nasdaq National Market (or, if the Common Stock is traded on a national securities exchange, the reported closing sales price per share of Common Stock on such exchange) or if no such price is reported, such price as reported on the nearest preceding day or (ii) if the Common Stock is not traded on the Nasdaq National Market or a national securities exchange, the fair market value as determined by the Board of Directors.

    NQSOs granted under the 1996 Director Plan vest in four equal annual installments beginning on the date of grant. NQSOs may be exercised either by payment of cash or by tendering shares of Common Stock already owned or by a combination of cash and Common Stock. NQSOs granted under the 1996 Director Plan are not transferable by the option holder except by will or by the laws of descent and distribution and are exercisable during the lifetime of the option holder only by him or her. No NQSO granted under the 1996 Director Plan is exercisable more than 10 years after the date of grant. Upon termination of an option holder's service as a director of the Company, each NQSO held by him or her may be exercised during the three-month period following such termination of service as to the vested portion of such NQSO as of the date of termination. If an option holder under the 1996 Director Plan dies or becomes disabled while he or she is serving as a director of the Company, the NQSO is exercisable for 180 days thereafter.

    The Board of Directors has the authority to adopt, amend and rescind the rules and regulations relating to the 1996 Director Plan and to interpret the provisions of the 1996 Director Plan. The Board of Directors may suspend or discontinue the 1996 Director Plan or amend it in any respect; provided, however, that without the approval of the stockholders, no amendment may change the number of shares of Common Stock subject to the 1996 Director Plan, change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the 1996 Director Plan, and the 1996 Director Plan may not be amended more than once in any six-month period.

    The 1996 Director Plan also provides that upon a change in control (as defined in the 1996 Director Plan) all NQSOs under the 1996 Director Plan shall become exercisable in full, whether or not exercisable in accordance with their terms.

    See "Federal Income Tax Consequences of the 1996 Stock Incentive Plan and 1996 Non-employee Director Plan" below for a description of the federal tax treatment of the 1996 Non-employee Director Plan.

    THE BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENT TO THE 1996 NON-EMPLOYEE DIRECTOR PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1996 NON-EMPLOYEE DIRECTOR PLAN.

FEDERAL INCOME TAX CONSEQUENCES OF THE 1996 STOCK INCENTIVE PLAN AND 1996 NON-EMPLOYEE DIRECTOR PLAN

    The following is a brief summary of certain United States federal income tax consequences under current federal income tax laws relating to awards under the 1996 Incentive Plan and NQSOs granted under the 1996 Director Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

    INCENTIVE OPTIONS. In general, a participant will not recognize taxable income upon the grant or exercise of an Incentive Option. Instead, a participant will recognize taxable income with respect to an Incentive Option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an Incentive Option, however, may subject the participant to the alternative minimum tax.

    Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

    If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

    If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

    In general, the Company will not be required to withhold income or payroll taxes on exercise of an Incentive Option.

    NQSOS. As in the case of an Incentive Option, a participant will not recognize taxable income upon the grant of an NQSO. Unlike the case of an Incentive Option, however, a participant who exercises an NQSO generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NQSO Stock") on the Exercise Date over the exercise price.

    With respect to any NQSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NQSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NQSO Stock over the participant's tax basis in the NQSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NQSO Stock for more than one year prior to the date of the sale.

    SARS. A participant will not recognize taxable income upon the grant of an SAR under the Plan. Instead, a participant generally will recognize as ordinary compensation income any cash delivered and the fair market value of any Common Stock delivered in payment of an amount due under a stock appreciation right.

    Upon selling any Common Stock received by a participant in payment of an amount due under an SAR, the participant generally will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale.

    PERFORMANCE SHARE AWARDS. A participant will not recognize taxable income upon the grant of a Performance Share Award under the 1996 Incentive Plan. Instead, a participant generally will recognize as ordinary compensation income the fair market value of any Common Stock delivered in accordance with the terms of the performance share Award.

    Upon selling any Common Stock received by a participant under the terms of a Performance Share Award, the participant generally will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale.

    RESTRICTED STOCK. A participant will not recognize taxable income upon the grant of Restricted Stock, unless the participant makes an election under
Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Restricted Stock is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Restricted Stock is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

    Upon the disposition of the Common Stock acquired pursuant to a Restricted Stock Award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. The gain or loss will be a long-term gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the Restricted Stock is granted if a Section 83(b) Election is made.

    OTHER STOCK-BASED AWARDS. The tax consequences associated with any other stock-based Award granted under the Plan will vary depending on the specific terms of such Award, including, whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award, the applicable holding period and the participant's tax basis.

    TAX CONSEQUENCES TO THE COMPANY. The grant of an Award under the 1996 Director Plan and 1996 Incentive Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an Incentive Option nor the sale of any Common Stock acquired under the 1996 Director Plan and 1996 Incentive Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1996 Director Plan and 1996 Incentive Plan, including as a result of the exercise of an NQSO, a Disqualifying Disposition, or a Section 83(b) Election. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

     RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT
                            AUDITORS OF THE COMPANY

    The Board of Directors has selected the firm of Ernst & Young LLP, independent public accountants, to serve as independent auditors of the Company for the fiscal year ending December 31, 1998. Ernst & Young LLP has served as the Company's independent auditors since the Company's inception. It is expected that a member of the firm will be present at the Meeting with the opportunity to make a statement, if so desired, and will be available to respond to appropriate questions. Although approval of the Board of Directors' selection of Ernst & Young LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Meeting, the Board of Directors will reconsider this selection.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

   PROPOSALS OF STOCKHOLDERS FOR CONSIDERATION AT THE 1999 ANNUAL MEETING OF
                                  STOCKHOLDERS

    Pursuant to the rules of the Exchange Act, a stockholder owning of record or being the beneficial owner of at least the lesser of one percent or $1,000 in market value of the Common Stock may present a proposal to be voted on at the Company's Annual Meeting of Stockholders in 1999; provided such proposal meets all legal requirements and is received at the Company's executive offices in Boston, Massachusetts no later than December 1, 1998, it will be included in the proxy statement and proxy card relating to such meeting.

    Stockholders wishing to present business for action (other than proposals included in the Board of Directors' proxy statement as set forth in the preceding paragraph) or to nominate candidates for election as directors at a meeting of the Company's stockholders, must do so in accordance with the Company's By-laws. The By-laws provide that, in order to be presented at the 1999 Annual Meeting, such stockholder proposals or nominations may be made only by a stockholder of record who shall have given notice of the proposed business or nomination to the Company not less than 75 days nor more than 120 days prior to the anniversary date of the 1998 Annual Meeting, or, if the 1999 Annual Meeting is called for a date more than seven days prior to such anniversary date, not later than the 20th day (or, if not a business day, the next succeeding business day) following the first date on which the date of the 1999 Annual Meeting is publicly disclosed, or, if such public disclosure occurs more than 75 days prior to such scheduled date, then the later of the 20th day (or, if not a business day, the next succeeding business day) following the first date of public disclosure or the 75th day prior to such scheduled date (or, if not a business day, the next succeeding business day). The notice must also contain, among other things, background information concerning the stockholder making the proposal or nomination, the stockholder's ownership of the Company's capital stock and, in the case of nominations, background and stock ownership information with respect to each nominee.

                                        By Order of the Board of
                                        Directors,

                                        Bruce G. Hill

                                        SECRETARY

                                        April 6, 1998

    THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                     INFIN-PS-98

                                      Appendix I
                             INFOSOFT INTERNATIONAL, INC.
                              - 1993 Stock Purchase Plan

          The purpose of this Plan is to provide eligible employees of InfoSoft International, Inc. (the "Company") with opportunities to purchase shares of the Company's common stock, $0.01 par value (the "Common Stock"). One hundred thousand (100,000) shares of Common Stock in the aggregate have been approved for this purpose.

     1. ADMINISTRATION. The Plan shall be administered by the Company's Board of Directors or by a Committee appointed by the Board of Directors (the "Committee"). The Board of Directors or the Committee has authority to make rules and regulations for the administration of the Plan, and its interpretations and decisions with regard thereto shall be final and conclusive.

     2. ELIGIBILITY. All employees of the Company, including Directors who are employees, are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:


          (a)they are regularly employed by the Company or a subsidiary of the Company designated by the Committee (a "Designated Subsidiary") more than 20 hours a week for at least five months per calendar year; and


          (b)they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

          Participation in the Plan will be neither permitted nor denied contrary to the requirements of the Internal Revenue Code of 1986, as amended (the "Code"). No employee may purchase shares pursuant to the Plan if such employee, immediately after such purchase, owns 5% or more of the total combined voting power or value of the stock of the Company.

     3. OFFERINGS. The Company will make one or more offerings ("Offerings") to employees to purchase Common Stock under this Plan. The initial Offering will begin on the effective date of the Company's initial public offering and end on the following June 30 (the "Initial Offering"). All subsequent Offerings shall begin on each January 1 or July 1, or the first business day thereafter. The first day of each Offering shall be known as the "Offering Date". Except for the Initial Offering, each Offering Date will begin a six-month period (a "Plan Period").

     4. PARTICIPATION. An employee eligible on the Offering Date of any Offering may participate in such Offering by completing and forwarding an enrollment form to the employee's appropriate payroll location. The form will (a) state the amount to be deducted from his Compensation per pay period, (b) authorize the purchase of Common Stock for him in each Offering in accordance with the terms of the Plan and (c) specify THE EXACT NAME OR names in which shares of Common Stock purchased for him are to be issued pursuant to Section 10 hereof. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same dollar amount for future Offerings under the Plan as long as the Plan remains in effect.

     5. EMPLOYEE CONTRIBUTIONS. Each eligible employee may authorize payroll deductions at a minimum of $6.00 for each weekly pay period or $25.00 for each monthly pay period up to a maximum of 15% of such employee's Compensation for each such pay period. The Company shall maintain book accounts showing the amount of payroll deductions made by each eligible employee for each Plan Period.

     6. DEDUCTION CHANGES. An employee may not increase or decrease his or her payroll deduction during any Plan Period, but may increase or decrease his or her payroll deduction with respect to the next Plan Period by filing a new payroll deduction authorization form in advance of the next Offering Date.

     7. INTEREST. No interest will be paid on employee accounts; however, the Board of Directors or its Committee may, in its sole discretion, elect to credit employee accounts with interest at such per annum rate as the Board of Directors or the Committee may from time to time determine.

     8. WITHDRAWAL OF FUNDS. An employee may at any time prior to the close of business on the last business day in a Plan Period, and for any reason, permanently withdraw the entire balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board of Directors or the Committee.

     9. PURCHASE OF SHARES. On each Offering Date of a Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, such number of whole shares of Common Stock of the Company reserved for the purposes of the Plan as does not exceed the number of shares equal in value to 15% of such employee's projected Compensation for the Plan Period divided by, with respect to the Initial Offering, 85% of the offering price to the public of the Common Stock on the date of the initial public offering of the Common Stock, or, with respect to each Offering other than the Initial Offering, 85% of the last reported sale price of the Common Stock on the Nasdaq National Market (the "National Market") on the Offering Date.

          With respect to the Initial Offering, the purchase price for each share purchased under the Plan will be 85% of the offering price to the public of the Common Stock on the date of the initial public offering of the Common Stock, or 85% of the last reported sale price of the Common Stock on the National Market on the Exercise Date, whichever price shall be less, rounded up to avoid fractions other than 1/4, 1/2 and 3/4 . With respect to each Offering other than the Initial Offering, the purchase price for each share purchased under the Plan will be 85% of the last reported sale price of the Common Stock on the National Market on the Offering Date or the Exercise Date, whichever last reported sale price shall be less, rounded up to avoid fractions other than 1/4, 1/2 and 3/4. The purchase price determined by reference to either of the two preceding sentences shall be referred to herein as the "Option Price".

          No employee may be granted an Option permitting rights to purchase Common Stock under this Plan and rights under any other stock purchase plan of the Company to accrue at a rate which in the aggregate exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Date of the Plan Period) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with
Section 423(b)(8) of the Code.

          Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised such employee's Option at the Option Price on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for purposes of the Plan as such employee's accumulated payroll deductions on such date will pay for pursuant to the formula set forth above. Any balance remaining in an employee's account at the end of a Plan Period will be refunded to the employee promptly.

     10. ISSUANCE OF CERTIFICATES. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, or in the name of the employee and another person of legal age as joint tenants with rights of survivorship.

     11. DEFINITIONS. The phrase "last reported sale price" means the last reported sale price of the Common Stock on the Exchange on a given day or, if no sales of Common Stock were made on that day, the last reported sale price of the Common Stock on the next preceding day on which sales were made.

          The term "Compensation" means the amount of base pay reportable on the employee's Federal Income Tax Withholding Statement, excluding overtime, incentive or bonus awards, allowances and reimbursements for expenses such as relocation expenses or travel expenses, income or gains on the exercise of Company stock options, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement.

     12. Rights on Retirement, Death, or Termination of Employment. In the event of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to the employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, to the employee's designated beneficiary. If, prior to the last business day of the Plan Period, the Subsidiary by which an employee is employed shall cease to be a Designated Subsidiary of the Company, or if the employee is transferred to a Subsidiary of the Company that is not a Designated Subsidiary, it shall be deemed that the employee has terminated employment for the purposes of this Plan.

     13. OPTIONEES NOT STOCKHOLDERS. Neither the granting of an Option to an employee nor the deductions from an employee's pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to such employee.

     14. RIGHTS NOT TRANSFERABLE. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

     15. APPLICATION OF FUNDS. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

     16. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board of Directors or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board of Directors or the Committee to give proper effect to such event.

     17. AMENDMENT OF THE PLAN. The Board of Directors may at any time and from time to time, amend this Plan in any respect, except that without approval by a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding Common Stock is, either in person or by proxy, present, no amendment shall be made (a) increasing or decreasing the number of shares approved for this Plan or (b) changing the class of employees eligible to receive Options under the Plan.

     18. MERGER, REORGANIZATION, ETC. In the event of a merger, reorganization, consolidation, or liquidation involving the Company, the Committee has discretion to provide that all outstanding obligations of the Company under the Plan will be assumed or equivalent rights substituted by the successor corporation, or the Committee may shorten the offering period and provide for all sums collected to be applied to purchase stock immediately prior to such merger or other transaction.

     19. INSUFFICIENT SHARES. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board of Directors or the Committee shall allot, in such manner as it may determine, the shares then available.

     20. TERMINATION OF THE PLAN. This Plan may be terminated at any time by the Company's Board of Directors, subject to the limitation that no such action may adversely affect any outstanding rights to purchase Common Stock.

     21. GOVERNMENTAL REGULATIONS. The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on the National Market and obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such stock.

           The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

          The Plan is intended to comply with the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

     22. ISSUANCE OF SHARES. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

     23. NOTIFICATION UPON SALE OF SHARES. Each employee agrees, by entering the Plan, to GIVE the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

     24. Effective Date and Approval of Shareholders. The Plan shall take effect on the first day of the Company's initial public offering (the "Effective Date") subject to closing of the offering and approval by a majority of the votes cast at a duly held shareholders' meeting at which a quorum representing a majority of all outstanding Common Stock is, either in person or by proxy, present, which approval must occur within twelve months of the adoption of the Plan by the Board of Directors.

                                 AMENDMENT NO. 1
                                       TO
                            1993 STOCK PURCHASE PLAN
                                       OF
                                INSO CORPORATION

      The 1993 Stock Purchase Plan (the "Plan") of Inso Corporation, formerly known as InfoSoft International, Inc., is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. The first paragraph of the Plan shall be deleted in its entirety and replaced with the following:

      "The purpose of this Plan is to provide eligible employees of Inso Corporation (the "Company") with opportunities to purchase shares of the Company's common stock, $0.01 par value (the "Common Stock"). Four hundred and fifty thousand (450,000) shares of Common Stock in the aggregate have been approved for this purpose."

2. The third sentence of Section 3 of the Plan shall be deleted in its entirety and replaced with the following:

      "Offerings on or before January 1, 1999 shall begin on each January 1 or July 1, or the first business day thereafter, subsequent offerings shall begin on each June 1 or December 1, or the first business day thereafter."

      Except as aforesaid, the Plan shall remain in full force and effect.



                                             Adopted by the
                                             Board of Directors


                                             March 9, 1998

                                   Appendix II

INSO CORPORATION

1996 STOCK INCENTIVE PLAN

1.    Purpose

      The purpose of this 1996 Stock Incentive Plan (the "Plan") of INSO Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company by enhancing its ability to attract and retain key employees, consultants and others who are in a position to contribute to the Company's future growth and success.

2.    Definitions

      "Award" means any Option, Stock Appreciation Right, Performance Shares, Restricted Stock or Unrestricted Stock awarded under the Plan.

      "Board" means the Board of Directors of the Company.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      "Committee" means a committee of not less than two members of the Board appointed by the Board to administer the Plan, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act ("Rule 16b-3").

      "Common Stock" means the Common Stock, .01 par value per share, of the Company.

      "Company" means INSO Corporation and, except where the context otherwise requires, all present and future subsidiaries of INSO Corporation as defined in Section 424(f) of the Code.

      "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Board in good faith or in the manner established by the Board from time to time.

      "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

      "Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

      "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

      "Participant" means a person selected by the Board to receive an Award under the Plan.

      "Performance Shares" mean shares of Common Stock which may be earned by the achievement of performance goals established for a Participant under
Section 8.

      "Reporting Person" means a person subject to Section 16 of the Exchange Act or any successor provision.

      "Restricted Period" means the period of time selected by the Board during which shares subject to a Restricted Stock Award may be repurchased by or forfeited to the Company.

      "Restricted Stock" means shares of Common Stock awarded to a Participant under Section 9.

      "Stock Appreciation Right" or "SAR" means a right to receive any excess in Fair Market Value of shares of Common Stock over the exercise price of the Award granted to a Participant under Section 7.

      "Unrestricted Stock" means shares of Common Stock awarded to a Participant under Section 9(c).

3.    Administration

      The Plan will be administered by the Board. The Board shall have authority to make Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan. The Board's decisions shall be final and binding. No member of the Board shall be liable for any action or determination relating to the Plan made in good faith. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Board shall fix the maximum amount of such Awards to be made by such executive officers and a maximum amount for any one Participant. To the extent permitted by applicable law, the Board may appoint a Committee to administer the Plan and, in such event, all references to the Board in the Plan shall mean such Committee or the Board. All decisions by the Board or the Committee pursuant to the Plan shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

4.    Eligibility

      All of the Company's employees, officers, consultants and advisors who are expected to contribute to the Company's future growth and success, other than persons who have irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be awarded only to persons eligible to receive Incentive Stock Options under the Code.

5.    Stock Available for Awards

      (a) Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 2,000,000 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code and provided that shares made available pursuant to this sentence shall be available for Awards to Reporting Persons only to the extent consistent with Rule 16b-3. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

      (b) In the event that the Board, in its sole discretion, determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Board may make provision for a cash payment with respect to an outstanding Award.

      (c) The Board may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company (or a subsidiary of the Company) or the acquisition by the Company (or a subsidiary of the Company) of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

      (d) Subject to adjustment under Section 5(b), the maximum number of shares with respect to which an Award may be granted to any employee under the Plan shall not exceed 300,000 per calendar year (subject to adjustment pursuant to Section 5(b)). For purposes of calculating such maximum number,
(i) an Award shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (ii) the repricing of an outstanding Award or issuance of a new Award in substitution for a canceled Award shall be deemed to constitute the grant of a new additional Award separate from the original grant of the Award that is repriced or canceled.

6.    Stock Options

      (a) General

         (i) Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonstatutory Stock Options and determine the number of shares of Common Stock to be covered by each Option, the option price of such Option and the conditions and limitations applicable to the exercise of such Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder.

         (ii) The Board shall establish the exercise price at the time each Option is awarded. In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant; and in the case of Nonstatutory Stock Options, such price shall not be less than 85% of the Fair Market Value of the Common Stock on the date of grant.

         (iii) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

         (iv) Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such Options or, to the extent permitted by the Board at or after the award of the Option, by (A) delivery of shares of Common Stock owned by the optionee for at least six months (or such shorter period as is approved by the Board), valued at their Fair Market Value, (B) delivery of a promissory note of the optionee to the Company on terms determined by the Board, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

         (v) The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

      (b) Incentive Stock Options

            Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

            (i) All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options. The Option exercise period shall not exceed ten years from the date of grant.

            (ii) If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rule of Section 424(b) and of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

            (x) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

            (y) The option exercise period shall not exceed five years from the date of grant.

          (iii) For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

           (iv) No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her Option, employed by the Company, except that:

            (x) an Incentive Stock Option may be exercised within the period of three months after the date the Participant ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such Option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a Nonstatutory Stock Option under the Plan;

            (y) if the Participant dies while in the employ of the Company, or within three months after the Participant ceases to be such an employee, the Incentive Stock Option may be exercised by the Participant's Designated Beneficiary within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement); and

            (z) if the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement).

For all purposes of the Plan and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

            (v) Incentive Stock Options shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee.

7.    Stock Appreciation Rights

      (a) The Board may grant SARs entitling recipients on exercise of the SAR to receive an amount, in cash or Common Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in the Fair Market Value of the Common Stock between the date of the Award and the exercise of the Award. A SAR shall entitle the Participant to receive, with respect to each share of Common Stock as to which the SAR is exercised, the excess of the share's Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. The Board may also grant SARs that provide that, following a change in control of the Company (as defined by the Board at the time of the Award), the holder of such SAR will be entitled to receive, with respect to each share of Common Stock subject to the SAR, an amount equal to the excess of a specified value (which may include an average of values) for a share of Common Stock during a period preceding such change in control over the Fair Market Value of a share of Common Stock on the date the SAR was granted.

      (b) SARs may be granted in tandem with, or independently of, Options granted under the Plan. A SAR granted in tandem with an Option which is not an Incentive Stock Option may be granted either at or after the time the Option is granted. A SAR granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted.

      (c) When SARs are granted in tandem with Options, the following provisions will apply:

         (i) The SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

        (ii) The SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR.

       (iii) The Option will terminate and no longer be exercisable upon the exercise of the related SAR.

        (iv) The SAR will be transferable only with the related Option.

         (v) A SAR granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Common Stock subject to the Option exceeds the exercise price of such Option.

      (d) A SAR not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify.

      (e) The Board may at any time accelerate the time at which all or any part of the SAR may be exercised.

8.    Performance Shares

      (a) The Board may make Performance Share Awards entitling recipients to acquire shares of Common Stock upon the attainment of specified performance goals. The Board may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Share Awards under the Plan.

      (b) Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

      (c) A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to an Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Share Award only upon satisfaction of all conditions specified in the agreement evidencing the Performance Share Award.

      (d) The Board may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

9.    Restricted and Unrestricted Stock

      (a) The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Board for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

      (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

      (c) The Board may, in its sole discretion, grant (or sell at a purchase price determined by the Board, which shall not be lower than 85% of Fair Market Value on the date of sale) to Participants shares of Common Stock free of any restrictions under the Plan ("Unrestricted Stock").

      (d) The purchase price for each share of Restricted Stock and Unrestricted Stock shall be determined by the Board of Directors. Such purchase price may be paid in the form of past services or such other lawful consideration as is determined by the Board.

      (e) The Board may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

10.   General Provisions Applicable to Awards

      (a) Applicability of Rule 16b-3. Those provisions of the Plan which make an express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Exchange Act, or any successor provision, and then only to Reporting Persons.

      (b) Reporting Person Limitations. Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3, (i) any Option, SAR, Performance Share Award or other similar right related to an equity security issued under the Plan to a Reporting Person shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I or the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder, and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative, and (ii) the selection of a Reporting Person as a Participant and the terms of his or her Award shall be determined only in accordance with the applicable provisions of Rule 16b-3.

      (c) Documentation. Each Award under the Plan shall be evidenced by an instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which will evidence agreement to the terms thereof and of this Plan.

      (d) Board Discretion. Except as otherwise provided by the Plan, each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of award or at any time thereafter.

      (e) Termination of Status. Subject to the provisions of Section 6(b)(iv), the Committee shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

      (f) Change in Control.

            (i) Upon the occurrence of a Change in Control, (A) each option outstanding under the Plan immediately prior to the effective date of such Change in Control shall become automatically exercisable in full, and (B) each outstanding share of Restricted Stock will immediately become free of all restrictions and conditions.

           (ii) A "Change in Control" shall be deemed to have occurred only upon the occurrence of any of the following events:

      (A) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company or an Exempt Person) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 33 1/3% or more of the combined voting power of the Company's then outstanding securities (other than as a result of the acquisition of such securities directly from the Company);

      (B) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (A), (C) or (D) of this Subsection) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof; or

      (C) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined), other than a person holding more than 50% of the combined voting power of the Company's then outstanding securities immediately prior to such recapitalization, acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

      (D) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         (iii) "Exempt Person" means Houghton Mifflin Company ("HMC"), provided HMC shall cease to be an Exempt Person if and when, following a Change in Control (as defined above but substituting "Houghton Mifflin Company" for the "Company" as used therein) of HMC, HMC, directly or indirectly, acquires beneficial ownership of any additional shares of the Company's capital stock.

      (g) Withholding. The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

      (h) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

      (i) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

      (j) Cancellation and New Grant of Options. The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the canceled Options or
(ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Options.

      (k) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Common Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer.

11.   Miscellaneous

      (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service for the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

      (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

      (c) Exclusion from Benefit Computations. No amounts payable upon exercise of Awards granted under the Plan shall be considered salary, wages or compensation to Participants for purposes of determining the amount or nature of benefits that Participants are entitled to under any insurance, retirement or other benefit plans or programs of the Company.

      (d) Effective Date and Term. No Award granted under the Plan shall become effective until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no Options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. No Award may be made under the Plan after March 7, 2006, but Awards previously granted may extend beyond that date.

      (e) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for compliance with Rule 16b-3. Amendments requiring stockholder approval shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular Participant) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular Participant.

      (f) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware.


Adopted by the Board of Directors on March 7, 1996.

Approved by the stockholders on May 2, 1996.

                                AMENDMENT NO. 1
                                      TO
                           1996 STOCK INCENTIVE PLAN
                                      OF
                               INSO CORPORATION

   The 1996 Stock Incentive Plan (the "Plan") of Inso Corporation is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. The first sentence of Section 5(a) of the Plan shall be deleted in its entirety and replaced with the following:

   "Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 5,000,000 shares of Common Stock."

   Except as aforesaid, the Plan shall remain in full force and effect.


                                            Adopted by the
                                            Board of Directors

                                            March 9, 1998

                                  Appendix III

INSO CORPORATION

1996 NON-EMPLOYEE DIRECTOR PLAN

1.    Purpose

      The purpose of this 1996 Non-Employee Director Plan (the
"Plan") of INSO Corporation, a Delaware corporation (the "Company"), is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

2.    Administration

      The Board of Directors shall supervise and administer the Plan. Grants of stock options and awards under the Plan and the amount and nature of the options and awards to be granted shall be automatic in accordance with
Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

3.    Participation in the Plan

      Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

4.    Stock Subject to the Plan

      (a) The maximum number of shares which may be issued under the Plan shall be 250,000 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock").

      (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

      (c) All options granted under the Plan shall be nonstatutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").

5.    Terms, Conditions and Form of Options

      (a) Option Grants. Options will be granted in accordance with the following:

         (i) Initial Grants. An option for 20,000 shares of Common Stock shall automatically be granted to each non-employee director of the Company elected to the Board of Directors after the adoption of the Plan, such option to be granted upon his or her initial election to the Board of Directors. Each such option shall vest 25% upon grant and 25% upon each of the first three anniversaries of the grant.

        (ii) Annual Grants. An option for 5,000 shares shall automatically be granted on the date of each annual meeting of stockholders of the Company to each non-employee director of the Company, provided that he or she was elected to serve as a director of the Company at least three months prior to the date of such meeting. Each such option shall vest 25% upon grant and 25% upon each of the first three anniversaries of the grant.

      (b) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall be equal to the Fair Market Value per share of Common Stock on the date of grant. "Fair Market Value" shall be (i) the last reported sales price per share of the Company's Common Stock on the Nasdaq National Market (or, if the Common Stock is traded on a national securities exchange, the reported closing sales price per share of the Common Stock on such exchange) or if no such price is reported, such price as reported on the nearest preceding day or (ii) if the Common Stock is not traded on the Nasdaq National Market or a national securities exchange, the fair market value per share as determined by the Board of Directors.

      (c) Options Non-Transferable. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him or her. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

      (d) Termination. Upon termination of an optionee's service as a director of the Company, each option held by him or her may be exercised during the three month period following such termination of service, as to the vested portion of such option as of the date of termination, provided that (i) no option may be exercised more than ten (10) years after the date of grant, and (ii) in the event an optionee ceases to serve as a director due to his death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provision), each option may be exercised, within the period of 180 days following the date the optionee ceases to serve as a director, by the optionee or by the person to whom the option is transferred by will, by the laws of descent and distribution, or by written notice, as to the total number of shares subject to such option, whether or not then vested.

      (e) Exercise Procedure. Options may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking, in form and substance satisfactory to the Company, by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions, in form and substance satisfactory to the Company, to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

      (f) Exercise by Representative Following Death of Director. An optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the director's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

      (g) Form of Agreement. Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions of this Plan.

6.    Unrestricted Stock

      (a) Annual Award. On January 27 of each year (or if such day is not a business day, then on the next succeeding business day), the Company shall grant and issue to each non-employee director of the Company an award of 1,000 shares of Common Stock of the Company.

      (b) Election to Receive Unrestricted Stock in Lieu of Directors' Fees. Each non-employee director may elect, pursuant to an irrevocable written election delivered to the Company no later than the date on which the directors' fees would otherwise be paid, to receive all or a portion of such fees in shares of Common Stock (valued at Fair Market Value on the date on which such directors' fees would otherwise be paid or on the effective date of the election, if later). Such stock shall be paid to the non-employee director at the same time the directors' fees would otherwise have been paid, or at a later time, as specified by the non-employee director in the election. Such election shall be effective no earlier than six months and one day following the date of such election. Any revocation of such election shall be effective six months and one day following the date of the revocation.

7.    Assignments

      The rights and benefits of participants under the Plan may not be assigned, whether voluntarily or by operation of law, except as provided in
Section 5(f).

8.    Effective Date

      The Plan shall become effective immediately upon its adoption by the Board of Directors, but all grants of options shall be conditional upon the approval of the Plan by the stockholders of the Company within 12 months after adoption of the Plan by the Board of Directors.

9.    Limitation of Rights

      (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee as a director for any period of time.

      (b) No Stockholders' Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his or her options until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 10) for which the record date is prior to the date such certificate is issued.

10. Changes in Common Stock. If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan,
(ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

11.   Change in Control.

      (a) Upon the occurrence of a Change in Control, all options outstanding under the Plan immediately prior to the effective date of such Change in Control shall become automatically exercisable in full.

      (b) A "Change in Control" shall be deemed to have occurred only upon the occurrence of any of the following events:

         (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company or an Exempt Person) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 33 1/3% or more of the combined voting power of the Company's then outstanding securities (other than as a result of the acquisition of such securities directly from the Company);

        (ii) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company (the "Board"), and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (i), (iii) or (iv) of this Subsection) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof; or

       (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined), other than a person holding more than 50% of the combined voting power of the Company's then outstanding securities immediately prior to such recapitalization, acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

      (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

      (c) "Exempt Person" means Houghton Mifflin Company ("HMC"), provided that HMC shall cease to be an Exempt Person if and when, following a Change in Control (as defined above but substituting "Houghton Mifflin Company" for the "Company" as used therein) of HMC, HMC, directly or indirectly, acquires beneficial ownership of any additional shares of the Company's capital stock.

12.   Amendment of the Plan

      The Board of Directors may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section 10), or materially increase the benefits accruing to participants under the Plan. The provisions of Sections 5(a) and 5(b) and Section 6 of the Plan may not be amended more than once in any six-month period.

13.   Notice

      Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

14.   Governing Law

      The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.



Adopted by the Board of Directors
on March 7, 1996.

Approved by the stockholders
  on May 2, 1996.

                                 AMENDMENT NO. 1
                                       TO
                         1996 NON-EMPLOYEE DIRECTOR PLAN
                                       OF
                                INSO CORPORATION

   The 1996 Non-Employee Director Plan (the "Plan") of Inso Corporation is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. Section 4(a) of the Plan shall be deleted in its entirety and replaced with the following:

      (a) The maximum number of shares which may be issued under the Plan shall be 415,000 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock").

   Except as aforesaid, the Plan shall remain in full force and effect.


                                            Adopted by the
                                            Board of Directors



                                            March 9, 1998